SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               November 30, 2001


SAXON ASSET SECURITIES COMPANY (as Depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2001-3)

                         Saxon Asset Securities Company
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Virginia                      333-67170              52-1865887
 ----------------------------           ------------         -------------------
 (State or Other Jurisdiction           (Commission           (I.R.S. Employer
       Of Incorporation)                File Number)         Identification No.)



         4880 Cox Road
     Glen Allen, Virginia                                              23060
-------------------------------                                     ----------
(Address of Principal Executive                                     (Zip Code)
           Offices)


       Registrant's telephone number, including area code: (804) 967-7400

                                   No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

         The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2001-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by Registration Statements on Form S-3 (Registration File Nos. 333-87351 and 333-65718) (together, the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $700,000,000 in aggregate principal amount of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class S-1, Class S-2, Class M-1, Class M-2, Class X-IO and Class B Certificates of its Mortgage Loan Asset Backed Certificates, Series 2001-3 on October 11, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus Supplement dated September 27, 2001, (and together with the Prospectus dated September 25, 2001, the "Prospectus Supplement"), to file information relating to additional and subsequent mortgage loans (the "Subsequent Mortgage Loans") purchased by the Registrant.

         Pursuant to the Subsequent Sales Agreement (the "Subsequent Sales Agreement"), attached as Exhibit 4.1, dated November 30, 2001, between Saxon Mortgage, Inc. ("SMI") and Saxon Asset Securities Company ("Saxon"), and acknowledged by Bankers Trust Company, the Registrant purchased Subsequent Mortgage Loans for inclusion in the Trust Fund established pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), a form of which was filed as an exhibit to the Registrant's Form 8-k dated as of September 1, 2001, among Saxon as depositor, SMI as master servicer, and Bankers Trust Company (the "Trustee"), as trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement and in the Subsequent Sales Agreement.

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

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1 Subsequent Sales Agreement, dated November 30, 2001, between Saxon Mortgage, Inc. and Saxon Asset Securities Company, and acknowledged by Bankers Trust Company, as trustee.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SAXON ASSET SECURITIES COMPANY



                               By: /s/ Bradley D. Adams
                                   ---------------------------------------------
                                   Name: Bradley D. Adams
                                   Title:   Senior Vice President



Dated:  November 30, 2001


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

                                  EXHIBIT INDEX



Exhibit No.                         Description                        Page No.
-----------                         -----------                        --------


     4.1            Subsequent Sales Agreement dated November 30,
                    2001, between Saxon Mortgage, Inc. and Saxon Asset Securities Company, and acknowledged by Bankers Trust Company, as trustee.


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